UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Schedule 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934 (Amendment No.    )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
Vital Energy, Inc.

(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☒	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 24(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your **Vote** Counts!

VITAL ENERGY, INC.

2025 Annual Meeting
Vote by May 21, 2025
10:59 PM CT

VITAL ENERGY, INC.
521 E. 2ND STREET, SUITE 1000
TULSA, OK 74120

V63933-P28896

You invested in VITAL ENERGY, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 22, 2025.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 8, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. **We encourage you to access and review all of the information included in the proxy materials before voting.**

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

May 22, 2025
9:00 AM CDT

Vital Energy, Inc.
521 E. 2nd Street
Tulsa, OK 74120

*Please check the meeting materials for directions to attend the meeting and any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	To elect the three Class III directors for a three-year term;	
	Nominees:	
1a.	William E. Albrecht	**For**
1b.	Frances Powell Hawes	**For**
1c.	John Driver	**For**
2.	To ratify the selection of Ernst & Young as the independent registered public accounting firm for the fiscal year ending December 31, 2025;	**For**
3.	Advisory vote to approve the compensation of our named executive officers;	**For**

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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V63934-P28896